UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4103

Seligman High Income Fund Series
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 850-1864
Date of fiscal year end:	12/31
Date of reporting period:	6/30/07

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

    Seligman High-Yield Fund

Mid-Year Report
June 30, 2007

Seeking a High Level of
Current Income and the
Potential for Capital
Appreciation by Investing
in a Diversified Portfolio
of High-Yield Securities

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1

Performance Overview	2

Portfolio Overview	5

Understanding and
Comparing Your
Fund’s Expenses	7

Portfolio of Investments	8

Statement of
Assets and Liabilities	18

Statement of
Operations	19

Statement of
Changes in Net Assets	20

Notes to Financial
Statements	21

Financial Highlights	28

Report of Independent
Registered Public
Accounting Firm	34

Trustees and Executive
Officers	35

Additional Fund
Information	36

To The Shareholders

Your mid-year report for Seligman High-Yield Fund follows this letter. The report contains the Fund’s investment results, portfolio of investments, and financial statements as of June 30, 2007.

For the six months ended June 30, 2007, Seligman High-Yield Fund delivered a total return, based on the net asset value of Class A shares (excluding sales charges), of 3.0%. During the same period, the Fund’s benchmarks, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index and the Citigroup US High-Yield Market Index, returned 2.9% and 2.7%, respectively. The Fund’s peers, as measured by the Lipper High Current Yield Funds Average, returned 2.9%.

We are pleased to report that Seligman High-Yield Fund has consecutively increased its dividend payment each month, beginning with April’s distribution, through the date of this letter.

Thank you for your continued support of Seligman High-Yield Fund. We look forward to providing you with the investment experience, insight, and solutions you need to seek your financial goals for many years to come.

By order of the Board of Trustees,

William C. Morris Chairman	Brian T. Zino President

August 23, 2007

Manager	Shareholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co.	Seligman Data Corp.	(800) 221-2450	Shareholder Services
Incorporated	100 Park Avenue	(800) 445-1777	Retirement Plan
100 Park Avenue	New York, NY 10017		Services
New York, NY 10017		(212) 682-7600	Outside the
	Mail Inquiries To:		United States
General Distributor	P.O. Box 9759	(800) 622-4597	24-Hour Automated
Seligman Advisors, Inc.	Providence, RI 02940-9759		Telephone Access
100 Park Avenue			Service
New York, NY 10017	Independent Registered
Public Accounting Firm
General Counsel	Deloitte & Touche LLP
Sullivan & Cromwell LLP

Performance Overview

This section of the report is intended to help you understand the performance of Seligman High-Yield Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase. Returns for Class C, Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Class I shares have no sales charges, and returns are calculated accordingly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

1 The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Performance Overview

Investment Results

Total Returns
 For Periods Ended June 30, 2007

		Average Annual
					Class C	Class I	Class R
					Since	Since	Since
	Six	One	Five	Ten	Inception	Inception	Inception
	Months*	Year	Years	Years	5/27/99	11/30/01	4/30/03
Class A
With Sales Charge	(1.89)%	5.83%	7.78%	1.19%	n/a	n/a	n/a
Without Sales Charge	3.03	11.04	8.82	1.67	n/a	n/a	n/a
Class B
With CDSC†	(2.33)	4.90	7.66	n/a	n/a	n/a	n/a
Without CDSC	2.66	9.90	7.96	1.07 ††	n/a	n/a	n/a
Class C
With 1% CDSC	1.66	9.21	n/a	n/a	n/a	n/a	n/a
Without CDSC	2.65	10.21	8.01	n/a	(0.01)%	n/a	n/a
Class D
With 1% CDSC	1.66	9.21	n/a	n/a	n/a	n/a	n/a
Without CDSC	2.65	10.21	8.01	0.91	n/a	n/a	n/a
Class I	2.92	11.17	9.21	n/a	n/a	6.62%	n/a
Class R
With 1% CDSC	1.90	9.77	n/a	n/a	n/a	n/a	n/a
Without CDSC	2.90	10.77	n/a	n/a	n/a	n/a	7.51%
Benchmarks**
Citigroup US High-Yield
Market Index	2.66	11.61	12.34	6.46	6.22 #	9.49	9.67
Lehman Brothers U.S. Corporate
High-Yield 2% Issuer Capped Index	2.87	11.55	11.91	6.29	6.42 ##	9.54	9.97
Lipper High Current Yield
Funds Average	2.90	10.52	10.39	4.95	5.19	8.45	9.11

See footnotes on page 4.

Performance Overview

Investment Results

Net Asset Value Per Share				Dividend Per Share and Yield Information
	6/30/07	12/31/06	6/30/06	For Periods Ended June 30, 2007
				Dividends ø	SEC 30-Day Yieldsøø
Class A	$3.38	$3.39	$3.25	$0.1136	6.61%
Class B	3.38	3.39	3.26	0.1012	6.06
Class C	3.39	3.40	3.26	0.1012	6.13
Class D	3.39	3.40	3.26	0.1012	6.16
Class I	3.37	3.39	3.25	0.1203	7.18
Class R	3.38	3.39	3.25	0.1096	6.77

*	Returns for periods of less than one year are not annualized.
**	The Citigroup US High-Yield Market Index (“Citigroup Index”), the Lehman Brothers U.S. Corporate High-Yield 2% Issuer Capped Index (“Lehman Index”) and the Lipper High Current Yield Funds Average (“Lipper Average”) are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and sales charges, and the Citigroup Index also excludes the effect of fees. The Lipper Average is an average of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt instruments. The Citigroup Index and the Lehman Index each cover the US corporate bond market of high-yield bonds denominated in US dollars, and are included for comparison with Fund performance. The Citigroup Index is not limited in the amount of exposure to a single issuer. Unlike the Citigroup Index, the Lehman Index is constrained from having greater than 2% of the securities of a single issuer. Although the Fund may hold greater than 2% of the securities of a single issuer, the Fund has no current intention of owning greater than 5% of the securities of a single issuer. Investors cannot invest directly in an average or an index.
ø	Represents per share amount paid or declared for the period ended June 30, 2007.
øø	Current yield, representing the annualized yield for the 30-day period ended June 30, 2007, has been computed in accordance with SEC regulations and will vary.
†	The CDSC is 5% if you sell your shares within one year of purchase and 2% for the five-year period.
††	Ten-year return of Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase.
#	From May 31, 1999.
##	From May 28, 1999.

Portfolio Overview
Largest Industries
June 30, 2007

Largest Portfolio Changes
During Six Months Ended June 30, 2007
Largest Purchases	Largest Sales
Charter Communications Holding I 13.5%, 1/15/2014*	General Motors Acceptance 8%, 11/1/2031
Lyondell Chemical 10.5%, 6/1/2013*	Edison Mission Energy 7.73%, 6/15/2009**
Playtex 8%, 3/1/2011*	General Motors 8.375%, 7/15/2033
Del Monte 8.625%, 12/15/2012*	El Paso 7.875%, 6/15/2012**
West 11%, 10/15/2016*	Coventry Health Care 8.125%, 2/15/2012**
Chesapeake Energy 6.5%, 8/15/2017	Reliant Energy 9.5%, 7/15/2013**
Idearc 8%, 11/15/2016*	Charter Communications Holdings II 10.25%, 9/15/2010
Forest Oil 7.25%, 6/15/2019*	Rural Cellular 9.75%, 1/15/2010**
Seagate Technology 6.375%, 10/1/2011*	Terra Capital 11.50%, 6/1/2010**
El Paso 7%, 6/15/2017*	El Paso 6.95%, 6/1/2028**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

 * Position added during the period.
 ** Position eliminated during the period.

Portfolio Overview

Top Ten Companies†
June 30, 2007
		Percent
		of Net
Security	Value	Assets
Charter Communications	$ 6,022,094	2.1
AES	5,151,141	1.8
Qwest	4,853,788	1.7
Echostar DBS	4,780,125	1.6
HCA	4,297,750	1.5
SPDR Trust Series 1	4,210,536	1.4
iShares Russell 2000 Index Fund	3,954,703	1.3
Reddy Ice Holdings	3,591,000	1.2
Dynegy Holdings	3,342,563	1.1
Service Corporation	3,303,375	1.1

The amounts shown for the top ten companies represent the aggregate value of the Fund’s investments in securities issued by the companies or their affiliates.

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

Ratings§		Duration*
June 30, 2007		June 30, 2007	4.0 years
	Moody’s
Baa	2.0%
Ba	33.1
B	47.6
Caa	16.9
Ca	0.4

†	Excludes short-term holdings.
§	Credit ratings are those issued by Moody’s Investors Services, Inc. Percentages are based on the market values of long-term corporate bond holdings.
*	Duration is the average amount of time that it takes to receive the interest and principal of a bond or portfolio of bonds. The duration formula is based on a formula that calculates the weighted average of the cash flows (interest and principal payments) of the bond, discounted to present time.

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees (as applicable), and other Fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of January 1, 2007 and held for the entire six-month period ended June 30, 2007.

Actual Expenses
 The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes
 The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning		Ending		Ending
	Account	Annualized	Account	Expenses Paid	Account	Expenses Paid
	Value	Expense	Value	During Period**	Value	During Period**
	1/1/07	Ratio*	6/30/07	1/1/07 to 6/30/07	6/30/07	1/1/07 to 6/30/07
Class A	$1,000.00	1.37%	$1,030.30	$6.88	$1,018.02	$6.84
Class B	1,000.00	2.12	1,026.60	10.65	1,014.28	10.59
Class C	1,000.00	2.12	1,026.50	10.65	1,014.28	10.59
Class D	1,000.00	2.12	1,026.50	10.65	1,014.28	10.59
Class I	1,000.00	1.03	1,029.20	5.16	1,019.71	5.14
Class R	1,000.00	1.62	1,029.00	8.16	1,016.75	8.11

*
Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectuses for a description of each share class and its fees, expenses and sales charges.

**	Expenses are equal to the annualized expense ratio based on actual expenses for the period January 1, 2007 to June 30, 2007, multiplied by the average account value over the period, multiplied by 181/365 (number of days in the period).

Portfolio of Investments
June 30, 2007

	Principal
	Amount	Value
Corporate Bonds 80.5%

Aerospace 1.7%
Hawker Beechcraft:
8.5%, 4/1/2015*	$450,000	$465,750
8.875%, 4/1/2015*	450,000	464,625
9.75%, 4/1/2017*	225,000	235,687
L3 Communications:
6.125%, 7/15/2013	900,000	855,000
5.875%, 1/15/2015	1,940,000	1,809,050
Sequa 9%, 8/1/2009	1,250,000	1,296,875
		5,126,987

Airlines 0.7%
Continental Airlines 8.75%, 12/1/2011	2,000,000	1,970,000

Automobiles 1.6%
Ford Motor 7.45%, 7/16/2031	2,000,000	1,607,500
Ford Motor Credit 8.625%, 11/1/2010	925,000	940,179
General Motors 8.375%, 7/15/2033	1,800,000	1,651,500
Goodyear Tire and Rubber 9%, 7/1/2015	13,668	14,730
Westinghouse Air Brake Technologies 6.875%, 7/31/2013	500,000	495,000
		4,708,909

Broadband and Fiber Optics 0.5%
Level 3 Financing:
9.25%, 11/1/2014	1,000,000	1,015,000
9.15%, 2/15/2015*#	500,000	502,500
		1,517,500

Broadcasting 0.0%
Sinclair Broadcast Group 8%, 3/15/2012	8,798	9,062

Building Products 0.6%
Ply Gem Industries 9%, 2/15/2012	950,000	858,562
Texas Industries 7.25%, 7/15/2013	1,050,000	1,057,875
		1,916,437

Cable 3.0%
Charter Communications Holding I:
13.5%, 1/15/2014	2,575,000	2,655,469
11%, 10/1/2015	1,900,000	1,992,625
Charter Communications Holdings II 10.25%, 9/15/2010	1,000,000	1,050,000
CSC Holdings 6.75%, 4/15/2012	1,000,000	955,000
Liberty Media 8.5%, 7/15/2029	1,000,000	1,003,670
Mediacom Broadband 8.5%, 10/15/2015*	1,000,000	1,010,000
		8,666,764

See footnotes on page 17.

Portfolio of Investments
June 30, 2007

	Principal
	Amount	Value
Capital Goods 2.1%
Clarke American:
10.106%, 5/15/2015*#	$950,000	$919,125
9.5%, 5/15/2015*	1,950,000	1,876,875
Norcross Safety Products 9.875%, 8/15/2011	3,100,000	3,270,500
		6,066,500

Chemicals 2.9%
Equistar Chemicals 10.125%, 9/1/2008	12,642	13,211
KI Holdings 0% (9.875%†), 11/15/2014	2,700,000	2,322,000
Lyondell Chemical:
10.5%, 6/1/2013	1,950,000	2,115,750
8%, 9/15/2014	1,000,000	1,032,500
MacDermid 9.5%, 4/15/2017*	975,000	984,750
Mosaic 7.625% 12/1/2016*	950,000	976,125
Nova Chemicals 8.484%, 11/15/2013#	1,000,000	1,005,000
		8,449,336

Consumer Products 4.0%
ACCO Brands 7.625%, 8/15/2015	2,400,000	2,370,000
Jarden 7.5%, 5/1/2017	950,000	942,875
Jostens 0% (10.25%†), 12/1/2013	3,525,000	3,251,813
Playtex 8%, 3/1/2011	1,950,000	2,018,250
Reynolds American 7.625%, 6/1/2016	3,000,000	3,191,373
		11,774,311

Containers and Packaging 2.1%
AEP Industries 7.875%, 3/15/2013	1,375,000	1,381,875
Berry Plastics:
8.875%, 9/15/2014*	800,000	814,000
9.235%, 9/15/2014*#	500,000	507,500
Crown Cork & Seal 8%, 4/15/2023	975,000	945,750
Owens-Brockway Glass Container 8.25%, 5/15/2013	1,900,000	1,976,000
Silgan Holdings 6.75%, 11/15/2013	500,000	491,250
		6,116,375

Diversified Telecommunication 2.8%
Citizens Communications 9.25%, 5/15/2011	1,185,000	1,285,725
Nordic 8.875%, 5/1/2016*	1,500,000	1,597,500
Qwest:
7.5%, 10/1/2014	2,450,000	2,523,500
6.875%, 9/15/2033	500,000	471,250
Qwest Communications:
8.86%, 2/15/2009#	667,000	677,005
6.5%, 6/1/2017*	800,000	766,000
Syniverse Technologies 7.75%, 8/15/2013	950,000	912,000
		8,232,980

See footnotes on page 17.

Portfolio of Investments
June 30, 2007

	Principal
	Amount	Value
Electric 4.0%
Aquila 14.875%, 7/1/2012	$1,800,000	$2,304,000
CMS Energy 7.5%, 1/15/2009	2,700,000	2,782,242
Midwest Generation 8.3%, 7/2/2009	1,643,438	1,677,334
MSW Energy Holdings 8.5%, 9/1/2010	2,475,000	2,592,563
Sierra Pacific Resources 8.625%, 3/15/2014	609,000	656,692
TXU 5.55%, 11/15/2014	2,000,000	1,707,854
		11,720,685
Energy 1.7%
Atlas Pipeline Partners 8.125%, 12/15/2015	950,000	952,375
Calfrac Well Services 7.75%, 2/15/2015*	950,000	914,375
Complete Production Services 8%, 12/15/2016*	500,000	507,500
El Paso 7%, 6/15/2017	2,000,000	1,988,088
Energy Partners 9.75%, 4/15/2014*	470,000	468,825
Opti Canada 8.25%, 12/15/2014*	250,000	255,000
		5,086,163
Environmental 0.5%
Browning-Ferris Industries 7.4%, 9/15/2035	1,500,000	1,417,500
Finance 2.8%
E*TRADE Financial 7.375%, 9/15/2013	1,425,000	1,453,500
General Motors Acceptance 8%, 11/1/2031	2,025,000	2,076,324
Kar Holdings:
8.75%, 5/1/2014*	475,000	467,875
10%, 5/1/2015*	475,000	465,500
Merisant Worldwide 0% (12.25%†), 5/15/2014	1,425,000	847,875
Neff 10%, 6/1/2015*	1,000,000	1,002,500
SGS International 12%, 12/15/2013	950,000	1,040,250
USI Holdings:
9.23%, 11/15/2014*#	225,000	225,000
9.75%, 5/15/2015*	225,000	225,000
Ventas Realty 6.75%, 6/1/2010	500,000	507,500
		8,311,324
Food and Beverage 3.9%
Chiquita Brands International 8.875%, 12/1/2015	1,000,000	948,750
Dean Foods 7%, 6/1/2016	1,000,000	960,000
Del Monte:
8.625%, 12/15/2012	1,950,000	2,023,125
6.75%, 2/15/2015	675,000	646,312
Pilgrims Pride 8.375%, 5/1/2017	1,700,000	1,691,500
Reddy Ice Holdings 0% (10.5%†), 11/1/2012	3,800,000	3,591,000
Smithfield Foods:
7%, 8/1/2011	500,000	500,000
7.75%, 7/1/2017	1,000,000	1,005,000
		11,365,687

See footnotes on page 17.

Portfolio of Investments
 June 30, 2007

	Principal
	Amount	Value
Food and Staples Retailing 1.4%
Duane Reade 9.75%, 8/1/2011	$1,150,000	$1,129,875
Rite Aid:
8.625%, 3/1/2015	975,000	916,500
7.5%, 3/1/2017	975,000	945,750
Stater Brothers Holdings 8.125%, 6/15/2012	500,000	506,250
Susser Holdings 10.625%, 12/15/2013	670,000	730,300
		4,228,675

Gaming 2.2%
Inn Of The Mountain Gods 12%, 11/15/2010	1,175,000	1,266,062
Mandalay Resort Group 9.375%, due 2/15/2010	2,750,000	2,915,000
San Pasqual 8%, 9/15/2013*	950,000	964,250
Station Casinos 6.875%, 3/1/2016	1,350,000	1,198,125
		6,343,437

Healthcare Facilities and Supplies 5.0%
Advanced Medical Optics 7.5%, 5/1/2017*	475,000	451,250
Cardinal Health 409 9.5%, 4/15/2015*	850,000	839,375
Centene 7.25%, 4/1/2014*	1,000,000	990,000
DaVita 7.25%, 3/15/2015	1,500,000	1,488,750
Fresenius Medical Care Capital Trust 7.875%, 6/15/2011	1,940,000	2,017,600
HCA:
9.125%, 11/15/2014*	500,000	526,875
6.5%, 2/15/2016	1,900,000	1,617,375
9.25%, 11/15/2016*	500,000	533,750
7.5%, 11/6/2033	1,900,000	1,619,750
HealthSouth:
11.409%, 6/15/2014*#	1,000,000	1,085,000
10.75%, 6/15/2016*	1,000,000	1,090,000
Invacare 9.75%, 2/15/2015*	500,000	506,250
Omega Healthcare Investors 7%, 1/15/2016	1,950,000	1,950,000
Triad Hospitals 7%, 11/15/2013	20,000	21,074
		14,737,049

Home Builders 1.3%
K. Hovnanian Enterprises:
8.875%, 4/1/2012	1,000,000	925,000
6.5%, 1/15/2014	500,000	445,000
KB Home:
7.75%, 2/1/2010	500,000	500,000
6.25%, 6/15/2015	500,000	442,500
Standard PAC 9.25%, 4/15/2012	500,000	475,000
WCI Communities 9.125%, 5/1/2012	1,000,000	970,000
		3,757,500

Leisure 0.7%
HRP Myrtle Beach Operations 10.07%, 4/1/2012*#	1,000,000	1,005,000
Universal City Florida Holding 10.106%, 5/1/2010#	1,000,000	1,025,000
		2,030,000

See footnotes on page 17.

Portfolio of Investments
 June 30, 2007

	Principal
	Amount	Value
Lodging 2.3%
Felcor Lodging 8.5%, 6/1/2011	$2,625,000	$2,772,656
Hilton Hotels 7.625%, 12/1/2012	1,940,000	2,015,175
Host Marriott 6.75%, 6/1/2016	1,925,000	1,896,125
		6,683,956

Metals and Mining 3.5%
Aleris 10%, 12/15/2016*	1,000,000	997,500
FMG Finance 10%, 9/1/2013*	2,000,000	2,240,000
Gerdau Ameristeel 10.375%, 7/15/2011	1,750,000	1,855,000
Massey Energy 6.875%, 12/15/2013	500,000	460,625
Peabody Energy 6.875%, 3/15/2013	500,000	500,000
PNA Group 10.75%, 9/1/2016*	1,000,000	1,095,000
Ryerson Tull 8.25%, 12/15/2011	1,050,000	1,060,500
UCAR Finance 10.25%, 2/15/2012	1,995,000	2,099,738
		10,308,363

Miscellaneous 0.6%
TRAINS HY-1-2006 7.548%, 5/1/2016*	1,700,000	1,673,288

Oil, Gas and Consumable Fuels 2.4%
Chesapeake Energy 6.5%, 8/15/2017	2,925,000	2,786,062
Forest Oil 7.25%, 6/15/2019*	2,000,000	1,950,000
Mariner Energy 8%, 5/15/2017	950,000	947,625
Petrohawk Energy 9.125%, 7/15/2013	1,000,000	1,062,500
W & T Offshore 8.25%, 6/15/2014*	500,000	496,250
		7,242,437

Paper and Forest Products 2.5%
Bowater 6.5%, 6/15/2013	1,250,000	1,092,187
Domtar 7.875%,10/15/2011	950,000	977,312
Georgia-Pacific 8.875%, 5/15/2031	3,000,000	3,007,500
Jefferson Smurfit 8.25%, 10/1/2012	1,200,000	1,197,000
Verso Paper Holdings 9.125%, 8/1/2014*	1,000,000	1,037,500
		7,311,499

Publishing 3.1%
Dex Media 0% (9%†), 11/15/2013	3,225,000	3,051,656
Idearc 8%, 11/15/2016*	2,000,000	2,030,000
R H Donnelley 8.875%, 1/15/2016	2,975,000	3,108,875
Readers Digest 9%, 2/15/2017*	1,000,000	940,000
		9,130,531

Road and Rail 0.7%
American Railcar Industries 7.5%, 3/1/2014	1,000,000	1,000,000
Bristow Group 7.5%, 9/15/2017*	1,000,000	1,007,500
		2,007,500

See footnotes on page 17.

Portfolio of Investments
 June 30, 2007

	Principal
	Amount	Value
Satellite 2.2%
Echostar DBS:
7%, 10/1/2013	$2,000,000	$1,980,000
7.125%, 2/1/2016	2,850,000	2,800,125
Sirius Satellite Radio 9.625%, 8/1/2013	1,000,000	985,000
XM Satellite Radio 9.856%, 5/1/2013#	800,000	776,000
		6,541,125

Services 4.0%
Ashtead 9%, 8/15/2016*	1,000,000	1,052,500
Avis Budget Car Rental 7.86%, 5/15/2014*#	1,250,000	1,275,000
Hertz 8.875%, 1/1/2014	1,900,000	1,990,250
Rental Service 9.5%, 12/1/2014*	1,000,000	1,025,000
Service Corporation 7%, 6/15/2017	3,450,000	3,303,375
West 11%, 10/15/2016*	2,000,000	2,100,000
Williams Scotsman 8.5%, 10/1/2015	950,000	985,625
		11,731,750

Stores 0.9%
Asbury Automotive Group 7.625%, 3/15/2017*	500,000	495,000
Michaels Stores 11.375%, 11/1/2016*	1,000,000	1,050,000
Neiman Marcus 9%, 10/15/2015	950,000	1,021,250
		2,566,250

Technology 6.3%
Amkor Technology 9.25%, 6/1/2016	1,000,000	1,035,000
Freescale Semiconductor 10.125%, 12/15/2016*	2,300,000	2,173,500
Ikon Office Solutions 7.75%, 9/15/2015	2,850,000	2,914,735
Nortel Networks 10.75%, 7/15/2016*	1,000,000	1,110,000
Seagate Technology 6.375%, 10/1/2011	1,950,000	1,911,000
Serena Software 10.375%, 3/15/2016	950,000	1,028,375
STATS Chip Pac 7.5%, 7/19/2010	2,700,000	2,781,000
Sunguard Data System 9.125%, 8/15/2013	1,500,000	1,543,125
Viasystems 10.5%, 1/15/2011	1,175,000	1,204,375
Xerox 9.75%, 1/15/2009	2,625,000	2,777,782
		18,478,892

Textile, Apparel and Shoes 0.7%
Quiksilver 6.875%, 4/15/2015	2,125,000	2,008,125

Utilities 4.4%
AES 9.375%, 9/15/2010	4,500,000	4,809,375
Allegheny Energy Supply 7.8%, 3/15/2011	2,000,000	2,085,000
Dynegy Holdings:
8.75%, 2/15/2012	975,000	1,009,125
8.375%, 5/1/2016	2,375,000	2,333,438
Edison Mission Energy 7%, 5/15/2017*	900,000	852,750
NRG Energy 7.375%, 2/1/2016	1,900,000	1,909,500
		12,999,188

See footnotes on page 17.

Portfolio of Investments
June 30, 2007

	Principal
	Amount or
	Shares		Value
Wireless Telecommunication Services 1.4%
Dobson Communications 9.606%, 10/15/2012#	$1,000,000		$1,025,000
MetroPCS Wireless 9.25%, 11/1/2014*	1,000,000		1,037,500
Rogers Wireless 7.25%, 12/15/2012	1,940,000		2,050,665
			4,113,165
Total Corporate Bonds (Cost $236,280,300)			236,349,250
Common Stocks 9.4%
Aerospace and Defense 0.5%
BE Aerospace**	13,485	shs.	556,930
DRS Technologies	5,190		297,231
Hexcel**	24,000		505,680
			1,359,841
Airlines 0.0%
Continental Airlines**	3,000		101,600
Automobiles 0.3%
Honda Motor (ADR)	11,710		424,956
Toyota Motor (ADR)	3,500		440,580
			865,536
Beverages 0.1%
Constellation Brands (Class A)**	10,370		251,784
Capital Markets 0.1%
E*TRADE Financial**	18,320		404,689
Commercial Services and Supplies 0.4%
Allied Waste Industries**	23,900		321,694
Corrections Corporation of America**	8,775		553,790
Mobile Mini**	13,155		384,126
			1,259,610
Communications Equipment 0.1%
Corning**	11,080		283,094
Computers and Peripherals 0.3%
Apple**	3,570		435,683
Seagate Technology	18,440		401,439
			837,122
Containers and Packaging 0.7%
Ball	8,300		441,311
Crown Holdings**	18,320		457,450
Owens-Illinois**	14,950		523,250
Silgan Holdings	8,870		490,334
			1,912,345
Diversified Telecommunication 0.3%
Citizens Communications	24,700		377,169
Qwest Communications**	42,890		416,033
			793,202

See footnotes on page 17.

Portfolio of Investments
 June 30, 2007

	Shares	Value
Electric Utilities 0.3%
Allegheny Energy**	6,540	$338,380
Sierra Pacific Resources**	21,300	374,028
		712,408

Electronic Equipment and Instruments 0.1%
Flextronics International**	29,840	322,271

Food Products 0.2%
Pilgrim’s Pride	13,940	532,090

Health Care Facilities and Supplies 0.1%
Advanced Medical Optics**	10,900	380,192

Hotels, Restaurants and Leisure 0.3%
Boyd Gaming	4,870	239,555
Domino’s Pizza**	16,350	298,715
Isle of Capri Casinos**	8,250	197,670
Las Vegas Sands**	3,220	245,976
		981,916

Household Durables 0.3%
D.R. Horton	11,550	230,192
Lennar	5,770	210,951
Standard Pacific	9,780	171,443
Toll Brothers**	12,250	306,005
		918,591

Independent Power Producers and Energy Traders 0.1%
AES**	15,620	341,766

Index Derivatives 2.8%
iShares Russell 2000 Index Fund	47,670	3,954,703
SPDR Trust Series 1	27,990	4,210,536
		8,165,239

Internet Software and Services 0.1%
Yahoo!**	11,528	312,755

Media 0.1%
Charter Communications**	80,000	324,000

Metals and Mining 0.4%
Alcan	2,090	169,917
Companhia Vale do Rio Doce “CVRD” (ADR)	11,790	525,245
Freeport-McMoRan Copper & Gold (Class B)	4,835	400,435
Reliance Steel and Aluminum	3,010	169,343
		1,264,940

Multi-Utilities 0.2%
Aquila**	49,010	200,452
TECO Energy	21,060	361,811
		562,263

See footnotes on page 17.

Portfolio of Investments
 June 30, 2007

	Shares or
	Principal		Value
	Amount
Oil, Gas and Consumable Fuels 0.6%
Chesapeake Energy	12,510	shs.	$432,846
El Paso	26,780		461,420
Peabody Energy	7,795		377,122
Williams Companies	13,590		429,716
			1,701,104
Paper and Forest Products 0.1%
Domtar**	22,760		254,002
Real Estate Investment Trusts 0.2%
Omega Healthcare Investors	19,430		307,577
Senior Housing Properties Trust	14,840		301,995
			609,572
Road and Rail 0.1%
Burlington Northern Santa Fe	4,880		415,484
Semiconductors and Semiconductor Equipment 0.2%
Applied Materials	21,780		432,770
Thrifts and Mortgage Finance 0.1%
Countrywide Financial	6,100		221,735
Tobacco 0.1%
Reynolds American	5,130		334,477
Trading Companies and Distributors 0.1%
Williams Scotsman International**	13,720		326,674
Wireless Telecommunication Services 0.1%
MetroPCS Communications**	9,000		297,360
Total Common Stocks (Cost $25,772,352)			27,480,432
Short-Term Holdings 7.9%
Equity-Linked Notes †† 5.4%
Deutsche Bank:
34.9%, 8/23/2007 (1) (a)	$1,000,000		907,491
30.1%, 9/5/2007 (1) (b)	1,000,000		967,968
Goldman Sachs Group:
33%, 8/6/2007 (1) (c)	1,000,000		932,588
34.8%, 8/9/2007 (1) (d)	1,000,000		959,141
30.8%, 9/4/2007 (1) (e)	1,000,000		1,001,183
20%, 10/10/2007 (3) (m)	4,000,000		3,674,236
Lehman Brothers 39.7%, 12/20/2007 (2) (i)	3,000,000		2,941,082
Merrill Lynch 30%, 10/3/2007 (1) (f)	500,000		445,975
Morgan Stanley:
31.9%, 8/23/2007 (2) (j)	1,000,000		956,811
30%, 8/31/2007 (1) (g)	1,000,000		986,680
30.35%, 9/6/2007 (2) (k)	1,000,000		846,578
35.3%, 9/6/2007 (2) (l)	1,000,000		849,689
30%, 10/19/2007 (1) (h)	500,000		512,440
Total Equity-Linked Notes (Cost $17,000,000)			15,981,862

See footnotes on page 17.

Portfolio of Investments
 June 30, 2007

	Principal
	Amount	Value
Time Deposit 2.5%
Citibank, Nassau, 5.19%, 7/2/2007 (Cost $7,255,000)	$7,255,000	$7,255,000
Total Short-Term Investments (Cost $24,255,000)		23,236,862
Total Investments (Cost $286,307,652) 97.8%		287,066,544
Other Assets Less Liabilities 2.2%		6,344,220
Net Assets 100.0%		$293,410,764

*	The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Security Act of 1933.
**	Non-income producing security.
#	Floating rate security, the interest rate is reset periodically. The interest rate disclosed reflects the rate in effect at June 30, 2007.
†	Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.
††	The security may be offered and sold only to a “qualified institutional buyer” under Rule 144A of the Securities Act of 1933. These notes are exchangeable at maturity, based on the terms of the respective notes, for shares of common stock of a company or cash at a maturity value which is generally determined as follows:
	(1)	The principal amount of the notes plus or minus the lesser of A) the lowest return of the company’s or companies’ respective stock price(s) determined at maturity from the date of purchase of the notes, or B) the percent limit indicated below in parentheses:
		(a)	Amdocs, Boston Scientific and Palm (+10%)
		(b)	Alcatel-Lucent, BEA Systems and Best Buy (+5%)
		(c)	Motorola, SanDisk and Yahoo! (+10%)
		(d)	KLA-Tencor, Peabody Energy and Urban Outfitters (+10%)
		(e)	BEA Systems, Sprint Nextel and Weatherford International (+10%)
		(f)	Archer-Daniels-Midland, Countrywide Financial and Foot Locker (+10%)
		(g)	Coldwater Creek, Comverse Technology and Halliburton (+10%)
		(h)	Adams Respiratory Therapeutics, Alcatel-Lucent and UTI Worldwide (+9%)
	(2)	A) If the stock price of any of the companies falls by the percentage indicated below in parentheses at any time during the period from the date of purchase of the notes to maturity, the lesser of i) the principal amount of the notes, or ii) the principal amount of the notes plus or minus the lowest return of the companies’ respective stock prices determined at maturity from the date of purchase of the notes; or otherwise B) the principal amount of the notes:
		(i)	Advanced Micro Devices, Foot Locker and Massey Energy (more than 20%)
		(j)	Advanced Micro Devices, Alcoa and Bristol-Myers Squibb (20% or more)
		(k)	Corning, Las Vegas Sands and Smurfit-Stone Container (20% or more)
		(l)	Broadcom, Herbalife and Rite Aid (20% or more)
	(3)	A) If all of the companies’ final stock prices determined at maturity equal or exceed their respective initial stock prices on the date of purchase of the notes, the principal amount of the notes plus the lesser of i) the lowest return of the companies’ respective stock prices determined at maturity, or ii) the percent limit indicated below in parentheses; or otherwise B) i) if the stock price of any of the companies falls more than 30% at any time during the period from thedate of purchase of the notes to maturity, the principal amount of the notes minus the lowest return of the companies’ respective stock prices determined at maturity, or ii) the principal amount of the notes:
		(m)	AMR, Continental Airlines and UAL (+11%)
ADR — American Depositary Receipts.
Industry classifications have not been audited by Deloitte & Touche.
See Notes to Financial Statements.

Statement of Assets and Liabilities
 June 30, 2007

Assets:
Investments, at value:
Corporate bonds (cost $236,280,300)	$236,349,250
Common stocks (cost $25,772,352)	27,480,432
Equity-linked notes (cost $17,000,000)	15,981,862
Time deposit (cost $7,255,000)	7,255,000
Total investments (cost $286,307,652)	287,066,544
Cash (includes restricted cash of $4,000)	11,460
Dividends and interest receivable	5,725,841
Receivable for securities sold	3,525,633
Receivable for shares of Beneficial Interest sold	516,622
Expenses prepaid to shareholder service agent	21,973
Other	35,564
Total Assets:	296,903,637

Liabilities:
Payable for shares of Beneficial Interest repurchased	1,912,563
Dividends payable	779,217
Payable for securities purchased	391,423
Management fee payable	162,463
Distribution and service (12b-1) fees payable	130,992
Accrued expenses and other	116,215
Total Liabilities	3,492,873
Net Assets	$293,410,764

Composition of Net Assets:
Shares of Beneficial Interest, at par (unlimited shares authorized;
$0.001 par value; 86,834,079 shares outstanding):
Class A	$51,829
Class B	9,993
Class C	6,447
Class D	15,701
Class I	2,210
Class R	654
Additional paid-in capital	1,733,370,300
Undistributed net investment income (Note 6)	1,425,206
Accumulated net realized loss (Note 6)	(1,442,230,468)
Net unrealized appreciation of investments	758,892
Net Assets	$293,410,764

Net Asset Value Per Share:
Class A ($174,963,023 ÷ 51,828,932 shares)	$3.38
Class B ($33,756,404 ÷ 9,993,144 shares)	$3.38
Class C ($21,835,873 ÷ 6,446,487 shares)	$3.39
Class D ($53,186,914 ÷ 15,701,489 shares)	$3.39
Class I ($7,459,920 ÷ 2,210,351 shares)	$3.37
Class R ($2,208,630 ÷ 653,676 shares)	$3.38

See Notes to Financial Statements.

Statement of Operations
 For the Six Months Ended June 30, 2007

Investment Income:
Interest	$12,641,297
Dividends (net of foreign taxes withheld of $424)	314,752
Other income	668,586
Total Investment Income	13,624,635

Expenses:
Management fee	1,030,120
Distribution and service (12b-1) fees	858,773
Shareholder account services	504,904
Registration	59,506
Custody and related services	53,904
Auditing and legal fees	38,977
Shareholder reports and communications	32,282
Directors’ fees and expenses	7,615
Miscellaneous	22,415
Total Expenses	2,608,496
Net Investment Income	11,016,139

Net Realized And Unrealized Gain (Loss) on Investments:
Net realized gain on investments	7,312,611
Net change in unrealized appreciation of investments	(8,918,389)
Net Loss on Investments	(1,605,778)
Increase in Net Assets from Operations	$9,410,361

See Notes to Financial Statements.

Statements of Changes In Net Assets

	Six Months Ended	Year Ended
	June 30, 2007	December 31, 2006
Operations:
Net investment income	$11,016,139	$22,874,572
Net realized gain on investments	7,312,611	5,367,908
Net change in unrealized appreciation of investments	(8,918,389)	3,831,562
Increase in Net Assets from Operations	9,410,361	32,074,042

Distributions to Shareholders:
Dividends from net investment income:
Class A	(6,049,610)	(11,689,382)
Class B	(1,317,257)	(5,115,297)
Class C	(740,589)	(1,770,851)
Class D	(1,658,557)	(3,700,331)
Class I	(255,860)	(531,659)
Class R	(59,871)	(67,052)
Total	(10,081,744)	(22,874,572)
Dividends in excess of net investment income:
Class A	—	(1,006,930)
Class B	—	(440,635)
Class C	—	(152,543)
Class D	—	(318,748)
Class I	—	(45,797)
Class R	—	(5,776)
Total	—	(1,970,429)
Decrease in Net Assets from Distributions	(10,081,744)	(24,845,001)

Transactions in Shares of Beneficial Interest:
Net proceeds from sales of shares	10,256,924	19,127,082
Investment of dividends	5,591,335	13,270,708
Exchanged from associated funds	2,871,098	9,205,665
Total	18,719,357	41,603,455
Cost of shares repurchased	(52,498,698)	(123,031,462)
Exchanged into associated funds	(5,685,150)	(13,397,308)
Total	(58,183,848)	(136,428,770)
Decrease in Net Assets from Transactions in Shares
of Beneficial Interest	(39,464,491)	(94,825,315)
Decrease in Net Assets	(40,135,874)	(87,596,274)

Net Assets:
Beginning of period	333,546,638	421,142,912
End of Period (includes undistributed (dividends in excess of)
net investment income of $1,425,206 and $(204,231), respectively)	$293,410,764	$333,546,638

See Notes to Financial Statements.

Notes to Financial Statements

1.

Organization and Multiple Classes of Shares — Seligman High-Yield Fund (the “Fund”) is a series of Seligman High Income Fund Series (the “Series”) which is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The Fund offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans that have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value, but in the event of a plan termination, will be subject to a CDSC of 1% on redemption of shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C and Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Prior to June 4, 2007, Class C shares were sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase; and shares purchased through certain financial intermediaries were bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

	a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Fixed income securities not listed on an exchange or security market are valued by independent pricing services based on bid prices, which consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve, or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Equity securities not listed

Notes to Financial Statements

on an exchange or security market, or equity securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or valued by the Manager based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Trustees. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility in the US markets. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value.

b.	Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

On January 1, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109.” FIN 48 requires the Fund to recognize in its financial statements the impact of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the six months ended June 30, 2007.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis. The Fund amortizes discount and premium on portfolio securities for financial reporting purposes.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2007, distribution and service (12b-1) fees, shareholder account services and registration expenses were class-specific expenses.

f.	Distributions to Shareholders — Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on ex-dividend dates.

g.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

h.	Equity-Linked Notes — The Fund may purchase notes created by a counterparty, typically an investment bank. The notes bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities (“Underlying Stocks”) of third party issuers. The exchange value may be limited to an amount less than the actual value of the Underlying Stocks at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

Notes to Financial Statements

3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Series who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund’s average daily net assets and 0.55% per annum of the Fund’s average daily net assets in excess of $1 billion. The management fee reflected in the Statement of Operations represents 0.65% per annum of the Fund’s average daily net assets.

For the six months ended June 30, 2007, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $2,031 from sales of Class A and (prior to June 4, 2007) Class C shares. Commissions of $14,934 and $2,340 were also paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2007, fees incurred under the Plan aggregated $224,120 or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D, and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the six months ended June 30, 2007, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of average daily net assets of Class R shares, amounted to $224,266, $125,386, $280,387, and $4,614, respectively.

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service (12b-1) fees pursuant to the Plan. For the six months ended June 30, 2007, the Distributor and Seligman Services, Inc. received distribution and service (12b-1) fees of $9,251.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A , Class C, Class D and Class R shares. For the six months ended June 30, 2007, such charges amounted to $15,432. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

For the six months ended June 30, 2007, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $504,904 for shareholder account services in accordance with a methodology approved by the Fund’s trustees. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their relative net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The

Notes to Financial Statements

leases and the related Guaranties expire in September 2008 and January 2019, respectively. The obligation of the Series to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of June 30, 2007, the Series’ potential obligation under the Guaranties is $632,000. As of June 30, 2007, no event has occurred which would result in the Series becoming liable to make any payment under the Guaranties. The Fund would bear a portion of any payments made by the Series under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and trustees of the Series are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Series has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/losses accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at June 30, 2007, of $810 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

4.	Committed Line of Credit — The Fund is a participant in a joint $375 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The trustees have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2008, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2007, the Fund did not borrow from the credit facility.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2007, amounted to $136,577,017 and $187,418,006, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended June 30, 2007, and will vary from the final tax information as of the Fund’s year end.

At June 30, 2007, the cost of investments for federal income tax purposes was $286,983,118. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $246,590 and the amortization of premium for financial reporting purposes of $428,876.

At June 30, 2007, the tax basis components of accumulated losses were as follows:

Gross unrealized appreciation of portfolio securities	$6,443,187
Gross unrealized depreciation of portfolio securities	(6,359,761)
Net unrealized appreciation of portfolio securities	83,426
Undistributed ordinary income	1,854,083
Capital loss carryforwards	(1,448,746,474)
Current period net realized gain	6,750,395
Total accumulated losses	$(1,440,058,570)

Notes to Financial Statements

At December 31, 2006, the Fund had net capital loss carryforwards for federal income tax purposes of $1,448,746,474, which are available for offset against future taxable net capital gains, with $78,635,967 expiring in 2007, $255,659,981 expiring in 2008, $668,622,539 expiring in 2009, $444,283,739 expiring in 2010, and $1,544,248 expiring in 2012. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards. There can be no assurance that the Fund will be able to utilize all of these capital loss carryforwards before they expire.

For the six months ended June 30, 2007 and the year ended December 31, 2006, all of the distributions to shareholders were from ordinary income.

7.	Transactions in Shares of Beneficial Interest — The Fund has authorized unlimited shares of $0.001 par value Shares of Beneficial Interest. Transactions in Shares of Beneficial Interest were as follows:

	Six Months Ended June 30, 2007		Year Ended December 31, 2006
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	1,504,049	$5,130,723	2,908,239	$9,662,478
Investment of dividends	920,741	3,152,690	1,960,526	6,488,284
Exchanged from associated funds	509,606	1,738,948	1,285,834	4,238,336
Converted from Class B*	4,314,596	14,756,378	11,062,126	36,659,286
Total	7,248,992	24,778,739	17,216,725	57,048,384
Cost of shares repurchased	(8,227,918)	(28,124,012)	(16,984,499)	(56,221,784)
Exchanged into associated funds	(1,232,758)	(4,181,866)	(2,422,750)	(7,992,346)
Total	(9,460,676)	(32,305,878)	(19,407,249)	(64,214,130)
Decrease	(2,211,684)	(7,527,139)	(2,190,524)	$(7,165,746)
Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	89,764	$307,443	269,156	$891,124
Investment of dividends	181,278	620,978	750,904	2,487,189
Exchanged from associated funds	80,320	274,343	586,193	1,929,107
Total	351,362	1,202,764	1,606,253	5,307,420
Cost of shares repurchased	(2,674,698)	(9,142,702)	(9,757,814)	(32,399,540)
Exchanged into associated funds	(89,698)	(305,534)	(878,870)	(2,927,765)
Converted to Class A*	(4,302,286)	(14,738,382)	(11,026,267)	(36,600,603)
Total	(7,066,682)	(24,186,618)	(21,662,951)	(71,927,908)
Decrease	(6,715,320)	$(22,983,854)	(20,056,698)	(66,620,488)
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	263,925	$902,702	649,658	$2,157,609
Investment of dividends	123,655	424,691	320,982	1,065,596
Exchanged from associated funds	35,027	120,470	193,389	637,996
Total	422,607	1,447,863	1,164,029	3,861,201
Cost of shares repurchased	(1,768,594)	(6,088,439)	(3,157,046)	(10,519,029)
Exchanged into associated funds	(75,465)	(257,588)	(313,103)	(1,040,730)
Total	(1,844,059)	(6,346,027)	(3,470,149)	(11,559,759)
Decrease	(1,421,452)	$(4,898,164)	(2,306,120)	$(7,698,558)

*	Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date. The amount of dividends accrued on Class B shares between the last dividend payment date and the conversion date is invested in Class A shares and is included in the conversion from Class B amount.

Notes to Financial Statements

	Six Months Ended June 30, 2007		Year Ended December 31, 2006
Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	649,495	$2,227,371	1,166,374	$3,874,379
Investment of dividends	315,613	1,083,833	781,158	2,593,432
Exchanged from associated funds	214,982	734,373	726,552	2,398,442
Total	1,180,090	4,045,577	2,674,084	8,866,253
Cost of shares repurchased	(2,488,365)	(8,530,478)	(6,294,756)	(20,937,851)
Exchanged into associated funds	(275,646)	(940,046)	(432,391)	(1,434,587)
Total	(2,764,011)	(9,470,524)	(6,727,147)	(22,372,438)
Decrease	(1,583,921)	$(5,424,947)	(4,053,063)	$(13,506,185)
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	250,627	$859,739	485,525	$1,611,054
Investment of dividends	73,552	251,850	170,905	565,105
Total	324,179	1,111,589	656,430	2,176,159
Cost of shares repurchased	(145,190)	(495,623)	(827,485)	(2,758,631)
Increase (decrease)	178,989	$615,966	(171,055)	$(582,472)
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	237,400	$810,950	262,814	$871,755
Investment of dividends	16,720	57,293	21,468	71,102
Exchanged from associated funds	874	2,964	534	1,784
Total	254,994	871,207	284,816	944,641
Cost of shares repurchased	(34,295)	(117,444)	(59,083)	(194,627)
Exchanged into associated funds	(34)	(116)	(571)	(1,880)
Total	(34,329)	(117,560)	(59,654)	(196,507)
Increase	220,665	$753,647	225,162	$748,134

8.	Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (the “Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman High-Yield Fund).

Beginning in February 2004, the Manager was in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC

Notes to Financial Statements
indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, the Distributor, and Seligman Data Corp. (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

9.	Recently Issued Accounting Pronouncement — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of Beneficial Interest of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

	Six Months
	Ended	Year Ended December 31,
Class A	6/30/07	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$3.39	$3.31	$3.51	$3.55	$3.16	$3.69
Income (Loss) from Investment Operations:
Net investment income	0.12	0.21	0.24	0.27	0.26	0.28
Net realized and unrealized gain (loss)
on investments	(0.02)	0.10	(0.19)	(0.04)	0.40	(0.47)
Total from Investment Operations	0.10	0.31	0.05	0.23	0.66	(0.19)
Less Distributions:
Dividends from net investment income	(0.11)	(0.21)	(0.24)	(0.27)	(0.26)	(0.28)
Dividends in excess of net investment income	—	(0.02)	(0.01)	—ø	(0.01)	—
Return of capital	—	—	—	—	—	(0.06)
Total Distributions	(0.11)	(0.23)	(0.25)	(0.27)	(0.27)	(0.34)
Net Asset Value, End of Period	$3.38	$ 3.39	$3.31	$3.51	$3.55	$3.16
Total Return	3.03%	9.74%	1.57%	7.03%	21.84%	(5.35)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$174,963	$183,042	$186,311	$222,827	$248,869	$254,191
Ratio of expenses to average net assets	1.37%†	1.34%	1.36%	1.28%	1.30%	1.31%
Ratio of net investment income to average
net assets	7.31%†	6.42%	7.05%	7.78%	7.88%	8.53%
Portfolio turnover rate	46.03%	99.04%	79.90%	53.38%	141.00%	117.82%

See footnotes on page 33.

Financial Highlights

	Six Months
	Ended	Year Ended December 31,
Class B	6/30/07	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$3.39	$3.32	$3.52	$3.55	$3.17	$3.70
Income (Loss) from Investment Operations:
Net investment income	0.11	0.19	0.21	0.24	0.24	0.26
Net realized and unrealized gain (loss) on investments	(0.02)	0.09	(0.18)	(0.02)	0.39	(0.48)
Total from Investment Operations	0.09	0.28	0.03	0.22	0.63	(0.22)
Less Distributions:
Dividends from net investment income	(0.10)	(0.19)	(0.21)	(0.24)	(0.24)	(0.25)
Dividends in excess of net investment income	—	(0.02)	(0.02)	(0.01)	(0.01)	—
Return of capital	—	—	—	—	—	(0.06)
Total Distributions	(0.10)	(0.21)	(0.23)	(0.25)	(0.25)	(0.31)
Net Asset Value, End of Period	$3.38	$3.39	$3.32	$3.52	$3.55	$3.17
Total Return	2.66%	8.62%	0.84%	6.53%	20.64%	(6.07)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$33,756	$56,664	$122,052	$228,229	$319,267	$326,688
Ratio of expenses to average net assets	2.12%†	2.09%	2.11%	2.03%	2.05%	2.06%
Ratio of net investment income to average net assets	6.56%†	5.67%	6.30%	7.03%	7.13%	7.78%
Portfolio turnover rate	46.03%	99.04%	79.90%	53.38%	141.00%	117.82%

See footnotes on page 33.

Financial Highlights

	Six Months
	Ended	Year Ended December 31,
Class C	6/30/07	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$3.40	$3.33	$3.52	$3.56	$3.17	$3.70
Income (Loss) from Investment Operations:
Net investment income	0.11	0.19	0.21	0.24	0.24	0.26
Net realized and unrealized gain (loss) on investments	(0.02)	0.09	(0.17)	(0.03)	0.40	(0.48)
Total from Investment Operations	0.09	0.28	0.04	0.21	0.64	(0.22)
Less Distributions:
Dividends from net investment income	(0.10)	(0.19)	(0.21)	(0.24)	(0.24)	(0.25)
Dividends in excess of net investment income	—	(0.02)	(0.02)	(0.01)	(0.01)	—
Return of capital	—	—	—	—	—	(0.06)
Total Distributions	(0.10)	(0.21)	(0.23)	(0.25)	(0.25)	(0.31)
Net Asset Value, End of Period	$3.39	$3.40	$3.33	$3.52	$3.56	$3.17
Total Return	2.65%	8.60%	1.13%	6.22%	20.98%	(6.08)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$21,836	$26,742	$33,833	$48,012	$59,892	$52,709
Ratio of expenses to average net assets	2.12%†	2.09%	2.11%	2.03%	2.05%	2.06%
Ratio of net investment income to average net assets	6.56%†	5.67%	6.30%	7.03%	7.13%	7.78%
Portfolio turnover rate	46.03%	99.04%	79.90%	53.38%	141.00%	117.82%

See footnotes on page 33.

Financial Highlights

	Six Months
	Ended	Year Ended December 31,
Class D	6/30/07	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$3.40	$3.33	$3.52	$3.56	$3.17	$3.70
Income (Loss) from Investment Operations:
Net investment income	0.11	0.19	0.21	0.24	0.24	0.26
Net realized and unrealized gain (loss)
on investments	(0.02)	0.09	(0.17)	(0.03)	0.40	(0.48)
Total from Investment Operations	0.09	0.28	0.04	0.21	0.64	(0.22)
Less Distributions:
Dividends from net investment income	(0.10)	(0.19)	(0.21)	(0.24)	(0.24)	(0.25)
Dividends in excess of net investment income	—	(0.02)	(0.02)	(0.01)	(0.01)	—
Return of capital	—	—	—	—	—	(0.06)
Total Distributions	(0.10)	(0.21)	(0.23)	(0.25)	(0.25)	(0.31)
Net Asset Value, End of Period	$3.39	$3.40	$3.33	$3.52	$3.56	$3.17

Total Return	2.65%	8.60%	1.13%	6.22%	20.98%	(6.08)%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$53,187	$58,752	$70,959	$100,125	$128,582	$135,595
Ratio of expenses to average net assets	2.12%†	2.10%	2.11%	2.03%	2.05%	2.06%
Ratio of net investment income to average
net assets	6.56%†	5.67%	6.30%	7.03%	7.13%	7.78%
Portfolio turnover rate	46.03%	99.04%	79.90%	53.38%	141.00%	117.82%

See footnotes on page 33.

Financial Highlights

	Six Months
	Ended	Year Ended December 31,
Class I	6/30/07	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$3.39	$3.31	$3.51	$3.55	$3.16	$3.69
Income (Loss) from Investment Operations:
Net investment income	0.13	0.23	0.25	0.29	0.28	0.29
Net realized and unrealized gain (loss)
on investments	(0.03)	0.10	(0.18)	(0.04)	0.40	(0.47)
Total from Investment Operations	0.10	0.33	0.07	0.25	0.68	(0.18)
Less Distributions:
Dividends from net investment income	(0.12)	(0.23)	(0.25)	(0.29)	(0.28)	(0.29)
Dividends in excess of net investment income	—	(0.02)	(0.02)	—ø	(0.01)	—
Return of capital	—	—	—	—	—	(0.06)
Total Distributions	(0.12)	(0.25)	(0.27)	(0.29)	(0.29)	(0.35)
Net Asset Value, End of Period	$3.37	$3.39	$3.31	$3.51	$3.55	$3.16

Total Return	2.92%	10.23%	2.01%	7.46%	22.38%	(5.02)%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$7,460	$6,879	$7,299	$6,500	$5,472	$3,085
Ratio of expenses to average net assets	1.03%†	0.85%	0.91%	0.85%	0.95%	0.93%
Ratio of net investment income to average
net assets	7.65%†	6.92%	7.50%	8.21%	8.23%	8.91%
Portfolio turnover rate	46.03%	99.04%	79.90%	53.38%	141.00%	117.82%
Without expense reimbursement:‡‡
Ratio of expenses to average net assets						0.98%
Ratio of net investment income to average
net assets						8.86%

See footnotes on page 33.

Financial Highlights

	Six Months				4/30/03 *
	Ended	Year Ended December 31,			to
Class R	6/30/07	2006	2005	2004	12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$3.39	$3.31	$3.51	$3.55	$3.37
Income (Loss) from Investment Operations:
Net investment income	0.12	0.20	0.23	0.25	0.17
Net realized and unrealized gain (loss)
on investments	(0.02)	0.10	(0.19)	(0.02)	0.19
Total from Investment Operations	0.10	0.30	0.04	0.23	0.36
Less Distributions:
Dividends from net investment income	(0.11)	(0.20)	(0.23)	(0.25)	(0.17)
Dividends in excess of net investment income	—	(0.02)	(0.01)	(0.02)	(0.01)
Total Distributions	(0.11)	(0.22)	(0.24)	(0.27)	(0.18)
Net Asset Value, End of Period	$3.38	$3.39	$3.31	$3.51	$3.55

Total Return	2.90%	9.48%	1.32%	6.76%	10.99%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$2,209	$1,468	$689	$720	$2
Ratio of expenses to average net assets	1.62%†	1.59%	1.61%	1.53%	1.56%†
Ratio of net investment income to average
net assets	7.06%†	6.17%	6.80%	7.53%	7.64%†
Portfolio turnover rate	46.03%	99.04%	79.90%	53.38%	141.00%‡

  †  Annualized.
   * Commencement of offering of shares.
   ‡ Computed at the Fund level for the year ended December 31, 2003.
 ‡‡ The Manager, at its discretion, reimbursed certain expenses of Class I shares.
   ø Less than + or – $0.01.
 See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Trustees and Shareholders,
Seligman High-Yield Fund of
Seligman High Income Fund Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman High-Yield Fund, one of the funds constituting Seligman High Income Fund Series (the “Fund”) as of June 30, 2007, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended December 31, 2006, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman High-Yield Fund of Seligman High Income Fund Series as of June 30, 2007, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended December 31, 2006, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
August 24, 2007

Trustees

Maureen Fonseca 3		William C. Morris
• Head of School, The Masters School		• Chairman and Director, J. & W. Seligman & Co.
• Trustee, Newark Academy, New York State		Incorporated, Seligman Advisors, Inc., Seligman
Association of Independent Schools, and		Services, Inc., and Carbo Ceramics Inc.
Greens Farms Academy		• Director, Seligman Data Corp.
• Commissioner, Middle States Association		• President and Chief Executive Officer, The
Metropolitan Opera Association
John R. Galvin 1, 3
• Dean Emeritus, Fletcher School of Law and		Leroy C. Richie 1, 3
Diplomacy at Tufts University		• Counsel, Lewis & Munday, P.C.
• Chairman Emeritus, American Council on		• Director, Vibration Control Technologies, LLC
Germany		• Lead Outside Director, Digital Ally Inc. and
Infinity, Inc.
John F. Maher 1, 3		• Director and Chairman, Highland Park Michigan
• Retired President and Chief Executive Officer of		Economic Development Corp.
Great Western Financial Corporation and its		• Chairman, Detroit Public Schools Foundation
principal subsidiary, Great Western Bank
Robert L. Shafer 2, 3
Frank A. McPherson 2, 3		• Ambassador and Permanent Observer of the
• Retired Chairman of the Board and Chief		Sovereign Military Order of Malta to the United
Executive Officer of Kerr-McGee Corporation		Nations
• Director, DCP Midstream GP, LLP, Integris
Health, Oklahoma Medical Research		James N. Whitson 1, 3
Foundation, Oklahoma Foundation for		• Retired Executive Vice President and Chief
Excellence in Education, National Cowboy and		Operating Officer, Sammons Enterprises, Inc.
Western Heritage Museum, and Oklahoma City		• Director, CommScope, Inc.
Museum of Art
Brian T. Zino
Betsy S. Michel 2, 3		• Director and President,
• Attorney		J. & W. Seligman & Co. Incorporated
• Trustee, The Geraldine R. Dodge Foundation		• Director, Seligman Advisors, Inc. and Seligman
Services, Inc.
• Chairman, Seligman Data Corp.

	Member:	1 Audit Committee
2 Trustee Nominating Committee
3 Board Operations Committee

Executive Officers

William C. Morris	Paul A. Langlois	Thomas G. Rose
Chairman	Vice President	Vice President

Brian T. Zino	J. Eric Misenheimer	Lawrence P. Vogel
President and Chief Executive	Vice President	Vice President and Treasurer
Officer
	Henry P. Rose	Frank J. Nasta
Eleanor T.M. Hoagland	Vice President	Secretary
Vice President and Chief
Compliance Officer

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

1 These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

[This Page Intentionally Left Blank]

Go paperless — sign up for E-Delivery at www.seligman.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman High-Yield Fund, which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing or sending money.

TXHY3 6/07

Seligman U.S. Government Securities Fund

Mid-Year Report
June 30, 2007

Seeking High Current
Income by Investing in
US Government Securities

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1
Performance and Portfolio Overview	2
Understanding and Comparing Your Fund’s Expenses	5
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Notes to Financial Statements	11
Financial Highlights	19
Trustees and Executive Officers	24
Additional Fund Information	25

Your mid-year report for Seligman U.S. Government Securities Fund follows this letter. The report contains the Fund’s investment results, portfolio of investments, and financial statements as of June 30, 2007.

For the six months ended June 30, 2007, Seligman U.S. Government Securities Fund delivered a total return, based on the net asset value of Class A shares (excluding sales charges), of 0.4%. During the same period, the Fund’s benchmarks, the Lehman Brothers Government Bond Index and the Blended Index (which consists of a 50% equal weighting in the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed-Rate Mortgage Backed Securities Index), returned 1.1% and 1.0%, respectively. The Fund’s peers, as measured by the Lipper General US Government Funds Average, returned 0.2%.

Thank you for your continued support of Seligman U.S. Government Securities Fund. We look forward to providing you with the investment experience, insight, and solutions you need to seek your financial goals for many years to come.

By order of the Board of Trustees,

William C. Morris Chairman	Brian T. Zino President

August 20, 2007

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP	Shareholder Service Agent Seligman Data Corp. 100 Park Avenue New York, NY 10017 Mail Inquiries To: P.O. Box 9759 Providence, RI 02940-9759
Important Telephone Numbers
(800) 221-2450 Shareholder Services
(800) 445-1777 Retirement Plan Services
(212) 682-7600 Outside the United States
(800) 622-4597 24-Hour Automated
                         Telephone Access Service

1

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman U.S. Government Securities Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com 1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase. Returns for Class C, Class D, and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectus or statement of additional information.

2

Performance and Portfolio Overview

Investment Results

Total Returns

For Periods Ended June 30, 2007

		Average Annual
	Six Months*	One Year	Five Years	Ten Years		Class C Since Inception 5/27/99	Class R Since Inception 4/30/03
Class A
With Sales Charge	(4.34)%	(0.60)%	1.24%	3.80%		n/a	n/a
Without Sales Charge	0.44	4.32	2.22	4.31		n/a	n/a
Class B
With CDSC†	(4.85)	(1.30)	1.11	n/a		n/a	n/a
Without CDSC	0.07	3.71	1.46	3.69	‡	n/a	n/a
Class C
With 1% CDSC	(1.06)	2.67	n/a	n/a		n/a	n/a
Without CDSC	(0.08)	3.67	1.48	n/a		3.10%	n/a
Class D
With 1% CDSC	(1.06)	2.53	n/a	n/a		n/a	n/a
Without CDSC	(0.08)	3.53	1.45	3.52		n/a	n/a
Class R
With 1% CDSC	(0.69)	3.19	n/a	n/a		n/a	n/a
Without CDSC	0.29	4.19	n/a	n/a		n/a	0.72%
Benchmarks**
Lehman Brothers Government Bond Index	1.10	5.56	4.09	5.85		5.47	2.76
Blended Index	1.01	5.91	4.11	5.85		5.54	3.20
Lipper General US Government Funds Average	0.21	4.73	3.21	4.99		4.52	2.03

See footnotes on page 4.

3

Performance and Portfolio Overview

Investment Results

Net Asset Value Per Share

	6/30/07	12/31/06	6/30/06
Class A	$6.70	$6.80	$6.67
Class B	6.72	6.82	6.68
Class C	6.71	6.82	6.68
Class D	6.71	6.82	6.68
Class R	6.71	6.81	6.67

Durationøøø	4.59 years
June 30, 2007

Dividends Per Share and Yield Information

For Periods Ended June 30, 2007

	Dividends Paidø	SEC 30-Day Yieldsøø
Class A	$0.132	3.57%
Class B	0.107	2.99
Class C	0.107	3.00
Class D	0.107	3.00
Class R	0.123	3.48

*	Returns for periods of less than one year are not annualized.

**	The Lehman Brothers Government Bond Index (the “Lehman Index”), the Blended Index, and the Lipper General US Government Funds Average (the “Lipper Average”) are unmanaged benchmarks that assume reinvestment of dividends and exclude the effect of taxes and sales charges. The Lehman Index and the Blended Index also exclude the effect of fees. The Lipper Average includes funds that invest at least 65% of their assets in US government and government agency issues. The Lehman Index is a benchmark index made up of the Treasury Bond Index and the Agency Bond Index as well as the 1-3 Year Government Index and 20+ Year Treasury Index. The Blended Index is an index created by J. & W. Seligman & Co. Incorporated, the Fund’s manager (the “Manager”). The Blended Index consists of a fifty percent equal weighting in the Lehman Index and the Lehman Brothers Fixed-Rate Mortgage Backed Securities Index (the “Lehman MBS Index”), which covers the fixed-rate agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). In the Manager’s view, the Blended Index better represents the securities in which the Fund expects to invest since Fund shareholders approved amendments to the Fund’s principal investment strategies in October 2005. The Fund’s holdings, however, may not be evenly weighted among the securities covered by the Lehman Index and Lehman MBS Index, and the weighting of the Fund’s holdings may vary significantly among such securities. The Fund is actively managed and its holdings are subject to change. Investors cannot invest directly in an average or an index.

†	The CDSC is 5% if you sell your shares within one year of purchase, and 2% for the five-year period.
‡	The ten-year return for Class B shares reflect automatic conversion to Class A shares approximately eight years after their date of purchase.
ø	Represents per share amount paid or declared for the period ended June 30, 2007.
øø	Current yield, representing the annualized yield for the 30-day period ended June 30, 2007, has been computed in accordance with SEC regulations and will vary.
øøø	Duration is the average amount of time that it takes to receive the interest and principal of a bond or portfolio of bonds. The duration formula is based on a formula that calculates the weighted average of the cash flows (interest and principal payments) of the bond, discounted to present time.

Composition of Net Assets
	Percent of Net Assets
	6/30/07	12/31/06*
US Treasury Securities	13.5	21.4
Other US Full Faith and Credit Obligations	3.2	8.5
US Government Agency Obligations	13.5	34.3
Mortgage-Backed Securities	66.3	31.4
Short-Term Holdings and Other Assets Less Liabilities	3.5	4.4
Total	100.0	100.0

*	Reclassified to conform to current period’s presentation.

4

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of January 1, 2007 and held for the entire six-month period ended June 30, 2007.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
			Actual		Hypothetical
	Beginning Account Value 1/1/07	Annualized Expense Ratio*	Ending Account Value 6/30/07	Expenses Paid During Period** 1/1/07 to 6/30/07	Ending Account Value 6/30/07	Expenses Paid During Period** 1/1/07 to 6/30/07
Class A	$1,000.00	1.50%	$1,004.40	$7.45	$1,017.36	$7.50
Class B	1,000.00	2.25	1,000.70	11.16	1,013.64	11.23
Class C	1,000.00	2.25	999.20	11.15	1,013.64	11.23
Class D	1,000.00	2.25	999.20	11.15	1,013.64	11.23
Class R	1,000.00	1.75	1,002.90	8.69	1,016.12	8.75

*	Expenses of Class B, Class C, Class D and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees paid by each share class. See the Fund’s prospectus for a description of each share class and its expenses and sales charges.

**	Expenses are equal to the annualized expense ratio based on actual expenses for the period January 1, 2007 to June 30, 2007, multiplied by the average account value over the period, multiplied by 181/365 (number of days in the period).

5

Portfolio of Investments  (unaudited)
June 30, 2007

	Principal Amount	Value
US Full Faith and Credit Obligations 16.7%
US Treasury Notes:
4.625%, 12/31/2011	$1,000,000	$987,892
4.875%, 6/30/2012	1,000,000	997,579
4.625%, 11/15/2016	500,000	484,727
4.625%, 2/15/2017	150,000	145,313
4.5%, 5/15/2017	850,000	815,204
US Treasury Inflation-Protected Securities:
2%, 1/15/2016	270,694	257,096
2.375%, 1/15/2017	512,340	500,372
US Treasury Bonds:
8.875%, 2/15/2019	850,000	1,124,391
8.125%, 8/15/2021	1,255,000	1,617,872
5.375%, 2/15/2031	730,000	749,847
Ginnie Mae:
5%, 5/20/2029	500,000	491,991
US Trade Funding 4.26%, 11/15/2014	1,382,092	1,348,190

Total US Full Faith and Credit Obligations (Cost $9,652,640)		9,520,474
US Government Agency Obligationsø 13.5%
Fannie Mae:
5%, 7/9/2018	500,000	471,052
5%, 6/25/2025	2,000,000	1,836,466
Freddie Mac:
5.5%, 8/20/2012	610,000	616,210
4.5%, 7/15/2013	455,000	435,602
5.25%, 7/24/2018	1,495,000	1,430,583
5.963%, 4/1/2037#	2,878,805	2,879,275
Total US Government Agency Obligations (Cost $7,738,474)		7,669,188
Mortgage-Backed Securitiesøø 66.3%
Ginnie Mae:
4%, 12/16/2028	700,748	692,707
5.5%, 10/15/2035	1,922,265	1,868,046
Small Business Administration 5.199%, 8/1/2012	880,348	874,447
Fannie Mae[o]:
5.5%, 10/15/2011	1,910,000	1,892,256
5.5%, 5/25/2014	835,527	830,691
5.5%, 11/1/2020	1,130,175	1,114,452
4.5%, 12/1/2020	1,239,192	1,179,381
5%, 2/1/2035	4,215,049	3,966,734

6

Portfolio of Investments  (unaudited)
June 30, 2007
	Principal Amount		Value
Fannie Mae: (continued)
5.45%, 8/25/2035	$959,389		$946,393
5.5%, 10/1/2035	237,688		229,865
5.5%, 10/1/2035	1,211,602		1,171,726
5.384%, 2/1/2036	2,582,831		2,497,825
5.352%, 4/1/2036#	966,621		958,816
6.080%, 4/1/2036#	1,440,459		1,455,664
6%, 6/1/2036	3,145,021		3,113,615
6.133%, 7/1/2036#	2,097,382		2,115,462
5.995%, 8/1/2036#	886,197		890,905
6.122%, 8/1/2036#	898,513		905,252
6%, 9/1/2036	1,453,045		1,438,535
5.5%, TBA 8/2007	1,520,000		1,496,963
Freddie Macø:
6%, 11/1/2010	105,225		106,688
5.5%, 10/1/2018	1,631,803		1,612,915
6.182%, 8/1/2036#	999,966		1,008,734
5.5%, 9/1/2036	1,548,125		1,494,136
6.132%, 12/1/2036#	1,864,640		1,879,010
Freddie Mac Gold 6%, TBA 7/2007ø	2,000,000		1,981,562
Total Mortgage-Backed Securities (Cost $38,172,856)			37,722,780
Short-Term Holdings 10.9%

US Government Agency Obligations 7.5%
Fannie Mae 4.843%, 7/16/2007	4,300,000	†	4,290,744

Repurchase Agreement 3.4%
State Street Bank 4.65%, dated 6/29/2007 maturing 7/2/2007 in the amount of $1,949,755 collateralized by $2,035,000 Federal Home 8/11/2010, with a fair market value of $2,009,033	1,949,000		1,949,000

Total Short-Term Holdings (Cost $6,239,744)			6,239,744

Total Investments (Cost $61,803,714) 107.4%			61,152,186

Other Assets Less Liabilities (7.4)%			(4,209,329)

Net Assets 100.0%			$56,942,857

ø	Securities issued by these agencies are neither guaranteed nor issued by the United States Government.
øø	Investments in mortgage-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying mortgage instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.
#	Floating rate security, the interest rate is reset periodically. The interest rate disclosed reflects the rate in effect at June 30, 2007.
†	At June 30, 2007, this security with a value of $4,290,744 was held as collateral for the TBA securities.
TBA	To be announced.

See Notes to Financial Statements.

7

Statement of Assets and Liabilities  (unaudited)
June 30, 2007

Assets:
Investments, at value:
US Full Faith and Credit Obligations (cost $9,652,640)	$9,520,474
US Government Agency Obligations (cost $7,738,474)	7,669,188
Mortgage-Backed Securities (cost $38,172,856)	37,722,780
Short-Term Holdings (cost $6,239,744)	6,239,744
Total investments (cost $61,803,714)	61,152,186
Cash (including restricted cash of $10,000)	10,765
Receivable for securities sold	2,567,482
Interest receivable	481,155
Receivable for shares of Beneficial Interest sold	137,736
Expenses prepaid to shareholder service agent	4,309
Other	21,803
Total Assets	64,375,436

Liabilities:
Payable for securities purchased	7,067,048
Payable for shares of Beneficial Interest repurchased	207,620
Dividends payable	69,379
Distribution and service (12b-1) fees payable	24,656
Management fee payable	23,590
Accrued expenses and other	40,286
Total Liabilities	7,432,579
Net Assets	$56,942,857

Composition of Net Assets:
Shares of Beneficial Interest, at par ($0.001 par value; unlimited shares authorized; 8,490,106 shares outstanding):
Class A	$5,299
Class B	870
Class C	573
Class D	1,532
Class R	216
Additional paid-in capital	67,483,373
Dividends in excess of net investment income (Note 6)	(8,947)
Accumulated net realized loss (Note 6)	(9,888,531)
Net unrealized depreciation of investments	(651,528)
Net Assets	$56,942,857

Net Asset Value Per Share:
Class A ($35,514,436 ÷ 5,298,730 shares)	$6.70
Class B ($5,844,184 ÷ 870,006 shares)	$6.72
Class C ($3,846,244 ÷ 572,808 shares)	$6.71
Class D ($10,285,225 ÷ 1,531,916 shares)	$6.71
Class R ($1,452,768 ÷ 216,646 shares)	$6.71

See Notes to Financial Statements.

8

Statement of Operations  (unaudited)
For the Six Months Ended June 30, 2007

Investment Income:
Interest	$1,614,847

Expenses:
Distribution and service (12b-1) fees	154,142
Management fee	148,537
Shareholder account services	135,625
Registration	39,770
Auditing and legal fees	15,471
Shareholder reports and communications	14,232
Custody and related services	12,546
Trustees’ fees and expenses	3,654
Miscellaneous	4,642
Total Expenses	528,619
Net Investment Income	1,086,228

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments	(248,859)
Net change in unrealized depreciation of investments	(644,505)
Net Loss on Investments	(893,364)
Increase in Net Assets from Operations	$192,864

See Notes to Financial Statements.

9

Statements of Changes in Net Assets
(unaudited)

	Six Months Ended June 30, 2007	Year Ended December 31, 2006
Operations:
Net investment income	$1,086,228	$2,222,338
Net realized loss on investments	(248,859)	(1,724,726)
Net change in unrealized depreciation of investments	(644,505)	739,246
Increase in Net Assets from Operations	192,864	1,236,858

Distribution to Shareholders:
Net investment income:
Class A	(721,529)	(1,457,958)
Class B	(105,479)	(280,300)
Class C	(64,433)	(144,245)
Class D	(168,066)	(307,511)
Class R	(23,011)	(27,892)
Decrease in Net Assets from Distributions	(1,082,518)	(2,217,906)

Transactions in Shares of Beneficial Interest:
Net proceeds from sales of shares	3,380,469	8,537,742
Investment of dividends	931,772	1,810,099
Exchanged from associated funds	3,294,530	4,577,838
Total	7,606,771	14,925,679
Cost of shares repurchased	(9,002,986)	(23,507,778)
Exchanged into associated funds	(4,343,533)	(2,931,358)
Total	(13,346,519)	(26,439,136)
Decrease in Net Assets from Transactions in Shares of Beneficial Interest	(5,739,748)	(11,513,457)
Decrease in Net Assets	(6,629,402)	(12,494,505)

Net Assets:
Beginning of period	63,572,259	76,066,764
End of Period (net of dividends in excess of net investment income of $8,947 and $12,657, respectively)	$56,942,857	$63,572,259

See Notes to Financial Statements.

10

Notes to Financial Statements  (unaudited)

1.	Organization and Multiple Classes of Shares — Seligman U.S. Government Securities Fund (the “Fund”) is a series of Seligman High Income Fund Series (the “Series”), which is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The Fund offers the following five classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions made within 18 months of purchase. Eligible employee benefit plans that have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value, but in the event of a plan termination, will be subject to a CDSC of 1% on redemption of shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C and Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Prior to June 4, 2007, Class C shares were sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase; and shares purchased through certain financial intermediaries were bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.
2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Investments in US Government and Government agency obligations are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the trustees. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. The

11

Notes to Financial Statements  (unaudited)
determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Fund’s investment manager believes it approximates fair value.

b.	Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

On January 1, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 requires the Fund to recognize in its financial statements the impact of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the six months ended June 30, 2007.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on an accrual basis. The Fund amortizes premiums and discounts on purchases of portfolio securities for financial reporting purposes.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

e.	Securities Purchased and Sold on a TBA Basis — The Fund may purchase or sell securities (typically mortgage-backed securities) on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Unsettled TBA commitments are valued at fair value in accordance with the procedures for security valuation described above. The Fund segregates securities as collateral for its obligations to purchase TBA mortgage securities.

f.	Mortgage Dollar Rolls — The Fund may enter into mortgage dollar roll transactions using TBAs in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a sale and purchase transaction, with any gain or loss recognized at the time of each sale. The Fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

g.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2007, distribution and service (12b-1) fees were the only class-specific expenses.

12

Notes to Financial Statements  (unaudited)
h.	Distributions to Shareholders — Dividends and other distributions to shareholders are recorded on ex-dividend dates.

i.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.50% per annum of the Fund’s average daily net assets.

For the six months ended June 30, 2007, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $1,102 from sales of Class A and (prior to June 4, 2007) Class C shares. Commissions of $1,869 and $129 were also paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2007, fees incurred under the Plan aggregated $44,235, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D, and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the six months ended June 30, 2007, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of average daily net assets of Class R shares amounted to $33,281, $20,369, $53,124, and $3,133, respectively.

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service (12b-1) fees pursuant to the Plan. For the six months ended June 30, 2007, the Distributor and Seligman Services, Inc. received distribution and service (12b-1) fees of $4,497.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the six months ended June 30, 2007, such charges amounted to $3,241. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

For the six months ended June 30, 2007, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $135,625 for shareholder account services in accordance with a methodology approved by the Fund’s trustees.

Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, shareholder transaction volume and number of shareholder accounts.

13

Notes to Financial Statements  (unaudited)

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2019, respectively. The obligation of the Series to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of June 30, 2007, the Series’ potential obligation under the Guaranties is $632,000. As of June 30, 2007, no event has occurred which would result in the Series becoming liable to make any payment under the Guaranties. The Fund would bear a portion of any payments made by the Series under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and trustees of the Series are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Series has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/losses accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at June 30, 2007, of $400 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.
4.	Committed Line of Credit — The Fund is a participant in a joint $375 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The trustees have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2008, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2007, the Fund did not borrow from the credit facility.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2007, amounted to $71,739,893 and $77,428,319, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended June 30, 2007, and will vary from the final tax information as of the Fund’s year end.

At June 30, 2007, the cost of investments for federal income tax purposes was $61,907,131. The tax basis cost was greater than the cost for financial reporting purposes due to the deferral of losses on wash sales of $69,287 and the amortization of premium for financial reporting purposes of $34,130.

14

Notes to Financial Statements  (unaudited)

At June 30, 2007, the tax basis components of accumulated losses were as follows:

Gross unrealized appreciation of portfolio securities	$70,568
Gross unrealized depreciation of portfolio securities	(825,513)
Net unrealized depreciation of portfolio securities	(754,945)
Capital loss carryforwards	(9,511,328)
Current period net realized losses	(289,189)
Total accumulated losses	$(10,555,462)

For the six months ended June 30, 2007 and the year ended December 31, 2006, all of the distributions to shareholders were from ordinary income.

At December 31, 2006, the Fund had net capital loss carryforwards for federal income tax purposes of $9,511,328, which are available for offset against future taxable net capital gains, with $1,359,544 expiring in 2007, $1,438,163 expiring in 2008, $2,770,254 expiring in 2012, $1,912,635 expiring in 2013, and $2,030,732 expiring in 2014. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards. There can be no assurance that the Fund will be able to utilize all of these capital loss carryforwards before they expire.

In addition, from November 1, 2006 through December 31, 2006, the Fund incurred $3,575 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2007. These losses will be available to offset future taxable net gains.
7.	Transactions in Shares of Beneficial Interest — The Fund has authorized unlimited shares of $0.001 par value Shares of Beneficial Interest. Transactions in Shares of Beneficial Interest were as follows:

	Six Months Ended June 30, 2007		Year Ended December 31, 2006
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	184,916	$1,255,526	829,205	$5,626,573
Investment of dividends	87,899	596,680	173,438	1,173,460
Exchanged from associated funds	195,363	1,333,890	317,767	2,159,661
Converted from Class B*	116,416	791,037	346,675	2,344,995
Total	584,594	3,977,133	1,667,085	11,304,689
Cost of shares repurchased	(737,147)	(5,010,428)	(1,912,212)	(12,955,116)
Exchanged into associated funds	(526,312)	(3,586,868)	(224,586)	(1,524,151)
Total	(1,263,459)	(8,597,296)	(2,136,798)	(14,479,267)
Decrease	(678,865)	$(4,620,163)	(469,713)	$(3,174,578)

See footnote on page 16.

15

Notes to Financial Statements  (unaudited)
	Six Months Ended June 30, 2007		Year Ended December 31, 2006
Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	10,670	$72,743	46,485	$315,866
Investment of dividends	12,718	86,519	31,043	210,405
Exchanged from associated funds	81,177	556,716	174,836	1,185,809
Total	104,565	715,978	252,364	1,712,080
Cost of shares repurchased	(218,508)	(1,490,147)	(740,034)	(5,023,745)
Exchanged into associated funds	(17,077)	(116,282)	(75,849)	(514,462)
Converted to Class A*	(116,130)	(790,596)	(345,743)	(2,343,737)
Total	(351,715)	(2,397,025)	(1,161,626)	(7,881,944)
Decrease	(247,150)	$(1,681,047)	(909,262)	$(6,169,864)

Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	8,726	$59,416	29,074	$197,032
Investment of dividends	7,428	50,582	16,801	113,857
Exchanged from associated funds	31,469	215,524	22,594	153,314
Total	47,623	325,522	68,469	464,203
Cost of shares repurchased	(55,044)	(374,729)	(303,663)	(2,064,426)
Exchanged into associated funds	(33,544)	(227,963)	(22,852)	(156,295)
Total	(88,588)	(602,692)	(326,515)	(2,220,721)
Decrease	(40,965)	$(277,170)	(258,046)	$(1,756,518)

Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	203,546	$1,386,950	286,887	$1,948,945
Investment of dividends	24,807	168,623	42,074	285,013
Exchanged from associated funds	171,870	1,177,628	156,212	1,070,839
Total	400,223	2,733,201	485,173	3,304,797
Cost of shares repurchased	(288,264)	(1,954,735)	(489,538)	(3,321,339)
Exchanged into associated funds	(60,338)	(412,420)	(108,395)	(734,924)
Total	(348,602)	(2,367,155)	(597,933)	(4,056,263)
Increase (decrease)	51,621	$366,046	(112,760)	$(751,466)

Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	88,957	$605,393	66,071	$448,068
Investment of dividends	4,326	29,368	4,044	27,364
Exchanged from associated funds	1,577	10,772	1,191	8,215
Total	94,860	645,533	71,306	483,647
Cost of shares repurchased	(25,420)	(172,947)	(21,263)	(143,152)
Exchanged into associated funds	—	—	(224)	(1,526)
Total	(25,420)	(172,947)	(21,487)	(144,678)
Increase	69,440	$472,586	49,819	$338,969

*	Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date. The amount of dividends accrued on Class B shares between the last dividend payment date and the conversion date is invested in Class A shares and is included in the conversion from Class B amount.

16

Notes to Financial Statements  (unaudited)
8.	Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (the “Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman U.S. Government Securities Fund).

Beginning in February 2004, the Manager was in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, the Distributor, and Seligman Data Corp. (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in

17

Notes to Financial Statements  (unaudited)

the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.
9.	Recently Issued Accounting Pronouncement — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

18

Financial Highlights  (unaudited)

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of Beneficial Interest of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.
CLASS A
		Year Ended December 31,
	Six Months Ended 6/30/07	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$6.80	$6.89	$7.10	$7.23	$7.39	$6.97
Income (Loss) from Investment Operations:
Net investment income	0.13	0.24	0.20	0.19	0.18	0.26
Net realized and unrealized gain (loss) on investments	(0.10)	(0.09)	(0.20)	(0.11)	(0.14)	0.45
Total from Investment Operations	0.03	0.15	—	0.08	0.04	0.71
Less Distributions:
Dividends from net investment income	(0.13)	(0.24)	(0.20)	(0.19)	(0.18)	(0.26)
Dividends in excess of net investment income	—	—	(0.01)	(0.02)	(0.02)	(0.03)
Total Distributions	(0.13)	(0.24)	(0.21)	(0.21)	(0.20)	(0.29)
Net Asset Value, End of Period	$6.70	$6.80	$6.89	$7.10	$7.23	$7.39
Total Return	0.44%	2.33%	—%	1.09%	0.55%	10.45%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$35,514	$40,676	$44,402	$47,553	$59,660	$80,556
Ratio of expenses to average net assets	1.50%†	1.42%	1.50%	1.31%	1.27%	1.24%
Ratio of net investment income to average net assets	3.93%†	3.55%	2.90%	2.66%	2.38%	3.68%
Portfolio turnover rate	118.78%	347.09%	286.60%	133.02%	250.49%	184.24%

See footnotes on page 23.

19

Financial Highlights  (unaudited)
CLASS B
		Year Ended December 31,
	Six Months Ended 6/30/07	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$6.82	$6.90	$7.12	$7.25	$7.40	$6.98
Income (Loss) from Investment Operations:
Net investment income	0.11	0.19	0.15	0.14	0.12	0.21
Net realized and unrealized gain (loss) on investments	(0.10)	(0.08)	(0.21)	(0.11)	(0.13)	0.45
Total from Investment Operations	0.01	0.11	(0.06)	0.03	(0.01)	0.66
Less Distributions:
Dividends from net investment income	(0.11)	(0.19)	(0.15)	(0.14)	(0.12)	(0.21)
Dividends in excess of net investment income	—	—	(0.01)	(0.02)	(0.02)	(0.03)
Total Distributions	(0.11)	(0.19)	(0.16)	(0.16)	(0.14)	(0.24)
Net Asset Value, End of Period	$6.72	$6.82	$6.90	$7.12	$7.25	$7.40
Total Return	0.07%	1.73%	(0.88)%	0.34%	(0.08)%	9.63%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$5,844	$7,619	$13,986	$24,045	$40,659	$66,563
Ratio of expenses to average net assets	2.25%†	2.17%	2.26%	2.06%	2.03%	1.99%
Ratio of net investment income to average net assets	3.18%†	2.80%	2.14%	1.91%	1.62%	2.93%
Portfolio turnover rate	118.78%	347.09%	286.60%	133.02%	250.49%	184.24%

See footnotes on page 23.

20

Financial Highlights  (unaudited)
CLASS C
		Year Ended December 31,
	Six Months Ended 6/30/07	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$6.82	$6.90	$7.11	$7.25	$7.40	$6.98
Income (Loss) from Investment Operations:
Net investment income	0.11	0.19	0.15	0.14	0.12	0.21
Net realized and unrealized gain (loss) on investments	(0.11)	(0.08)	(0.20)	(0.12)	(0.13)	0.45
Total from Investment Operations	—	0.11	(0.05)	0.02	(0.01)	0.66
Less Distributions:
Dividends from net investment income	(0.11)	(0.19)	(0.15)	(0.14)	(0.12)	(0.21)
Dividends in excess of net investment income	—	—	(0.01)	(0.02)	(0.02)	(0.03)
Total Distributions	(0.11)	(0.19)	(0.16)	(0.16)	(0.14)	(0.24)
Net Asset Value, End of Period	$6.71	$6.82	$6.90	$7.11	$7.25	$7.40
Total Return	(0.08)%	1.84%	(0.74)%	0.20%	(0.08)%	9.63%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$3,846	$4,185	$6,016	$9,764	$18,739	$25,488
Ratio of expenses to average net assets	2.25%†	2.17%	2.26%	2.06%	2.03%	1.99%
Ratio of net investment income to average net assets	3.18%†	2.80%	2.14%	1.91%	1.62%	2.93%
Portfolio turnover rate	118.78%	347.09%	286.60%	133.02%	250.49%	184.24%

See footnotes on page 23.

21

Financial Highlights  (unaudited)
CLASS D
		Year Ended December 31,
	Six Months Ended 6/30/07	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$6.82	$6.90	$7.11	$7.24	$7.40	$6.98
Income (Loss) from Investment Operations:
Net investment income	0.11	0.19	0.15	0.14	0.12	0.21
Net realized and unrealized gain (loss) on investments	(0.11)	(0.08)	(0.20)	(0.11)	(0.14)	0.45
Total from Investment Operations	—	0.11	(0.05)	0.03	(0.02)	0.66
Less Distributions:
Dividends from net investment income	(0.11)	(0.19)	(0.15)	(0.14)	(0.12)	(0.21)
Dividends in excess of net investment income	—	—	(0.01)	(0.02)	(0.02)	(0.03)
Total Distributions	(0.11)	(0.19)	(0.16)	(0.16)	(0.14)	(0.24)
Net Asset Value, End of Period	$6.71	$6.82	$6.90	$7.11	$7.24	$7.40
Total Return	(0.08)%	1.70%	(0.74)%	0.34%	(0.22)%	9.63%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$10,285	$10,091	$10,992	$11,556	$14,789	$23,768
Ratio of expenses to average net assets	2.25%†	2.17%	2.26%	2.06%	2.03%	1.99%
Ratio of net investment income to average net assets	3.18%†	2.80%	2.14%	1.91%	1.62%	2.93%
Portfolio turnover rate	118.78%	347.09%	286.60%	133.02%	250.49%	184.24%

See footnotes on page 23.

22

Financial Highlights  (unaudited)
CLASS R
		Year Ended December 31,
	Six Months Ended 6/30/07	2006	2005	2004	4/30/03* to 12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$6.81	$6.89	$7.10	$7.23	$7.36
Income (Loss) from Investment Operations:
Net investment income	0.12	0.22	0.18	0.17	0.10
Net realized and unrealized loss on investments	(0.10)	(0.08)	(0.20)	(0.11)	(0.10)
Total from Investment Operations	0.02	0.14	(0.02)	0.06	—
Less Distributions
Dividends from net investment income	(0.12)	(0.22)	(0.18)	(0.17)	(0.10)
Dividends in excess of net investment income	—	—	(0.01)	(0.02)	(0.03)
Total Distributions	(0.12)	(0.22)	(0.19)	(0.19)	(0.13)
Net Asset Value, End of Period	$6.71	$6.81	$6.89	$7.10	$7.23
Total Return	0.29%	2.21%	(0.25)%	0.82%	(0.05)%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,453	$1,002	$671	$440	$2
Ratio of expenses to average net assets	1.75%†	1.67%	1.76%	1.56%	1.57%†
Ratio of net investment income to average net assets	3.68%†	3.30%	2.64%	2.41%	2.01%†
Portfolio turnover rate	118.78%	347.09%	286.60%	133.02%	250.49%††

*	Commencement of offering of shares.
†	Annualized.
††	Computed at the Fund level for the year ended December 31, 2003.

See Notes to Financial Statements.

23

Trustees

Maureen Fonseca 3

- Head of School, The Master School
- Trustee, Newark Academy, New York State Association of Independent Schools, and Greens Farms Academy
- Commissioner, Middle States Association

John R. Galvin 1, 3

- Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University
- Chairman Emeritus, American Council on Germany

John F. Maher 1, 3

- Retired President and Chief Executive Officer of Great Western Financial Corporation and its principal subsidiary, Great Western Bank

Frank A. McPherson 2, 3

- Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation
- Director, DCP Midstream GP, LLP, Integris Health, Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art

Betsy S. Michel 2, 3

- Attorney
- Trustee, The Geraldine R. Dodge Foundation

William C. Morris

Leroy C. Richie 1, 3

- Counsel, Lewis & Munday, P.C.
- Director, Vibration Control Technologies, LLC
- Lead Outside Director, Digital Ally Inc. and Infinity, Inc.
- Director and Chairman, Highland Park Michigan Economic Development Corp.
- Chairman, Detroit Public Schools Foundation

Robert L. Shafer 2, 3

- Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations

James N. Whitson 1, 3

- Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.
- Director, CommScope, Inc.

Brian T. Zino

- Director and President, J. & W. Seligman & Co. Incorporated
- Director, Seligman Advisors, Inc. and Seligman Services, Inc.
- Chairman, Seligman Data Corp.

Executive Officers

William C. Morris

Chairman

Brian T. Zino

President and Chief Executive Officer

Eleanor T.M. Hoagland

Vice President and Chief Compliance Officer

Francis L. Mustaro

Vice President

Thomas G. Rose

Vice President

Lawrence P. Vogel

Vice President and Treasurer

Frank J. Nasta

Secretary

24

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended December 31 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectus or statement of additional information.

25

ITEM 2.	CODE OF ETHICS.
Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.
(a) (1)	Not applicable.

(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule
30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN HIGH INCOME FUND SERIES

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	August 29, 2007

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	August 29, 2007

SELIGMAN HIGH INCOME FUND SERIES

EXHIBIT INDEX

(a)(2)	Certifications of principal executive officer and principal financial officer as required by
Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule
30a-2(b) of the Investment Company Act of 1940.